                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                  FORM 8-K/A-2

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 20, 2003


                                 AMERALIA, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                         Commission file number: 0-15474


            Utah                                           84-0631765
------------------------------                     ----------------------------
 (State or other jurisdiction                      (IRS Employer Identification
incorporation or organization)                               Number)


                  20971 E. Smoky Hill Rd, Centennial, CO 80015
                  --------------------------------------------
                    (Address of Principal Executive Offices)


                                 (720) 876-2373
               ---------------------------------------------------
               Registrant's telephone number, including area code:


                                 Not applicable
                 -----------------------------------------------
                 (Former Address of Principal Executive Offices)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of businesses acquired.

The financial statements of the business acquired are filed herewith as Exhibit
6.

         (b) Pro forma financial statements.

The pro forma financial statements of the business acquired are filed herewith as Exhibit 7.

         (c) Exhibits.

1.       *        Asset Purchase Agreement between AmerAlia, Inc., Natural Soda,
                  Inc (formerly Natural Soda AALA, Inc.), White River Nahcolite
                  Minerals Ltd. Liability Co., and IMC Global, Inc. dated
                  January 9, 2003.

2.       *        Amendment dated February 10, 2003 to the Asset Purchase
                  Agreement (exhibit 1)

3.       +        Closing Agreement dated February 20, 2003, between AmerAlia,
                  Inc., Natural Soda Holdings, Inc. (formerly Natural Soda,
                  Inc.), Sentient Global Resource Fund I, LP and Sentient Global
                  Resource Trust No. 1; Promissory note from Natural Soda
                  Holdings, Inc. (formerly Natural Soda, Inc.) to Sentient
                  Global Resource Fund I, LP and Sentient Global Resource Trust
                  No. 1; and Pledge agreement from Natural Soda Holdings, Inc.
                  (formerly Natural Soda, Inc.) to Sentient Global Resource Fund
                  I, LP and Sentient Global Resource Trust No. 1

4.       **       Financial Statements of White River Nahcolite Minerals,
                  Limited Liability Company Years Ended June 30, 2002 and 2001
                  and Three Months Ended September 30, 2002 and 2001
                  (Unaudited).

5.       **       Unaudited Condensed Combined Pro Forma Financial Statements as
                  of September 30, 2002.

6. Financial Statements of White River Nahcolite Minerals, Limited Liability Company Years Ended June 30, 2002 and 2001 and Six Months Ended December 31, 2002 and 2001 (Unaudited).

7. Unaudited Condensed Combined Pro Forma Financial Statements as of December 31, 2002.

* Incorporated by reference from Exhibit #1 to AmerAlia's quarterly report on Form 10-QSB for the quarter ended December 31, 2002.

** Incorporated by reference from Exhibits #4 and #5 to AmerAlia's report on Form 8-K/A-1 reporting an event of February 20, 2003.

+        Filed with the original filing on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMERALIA, INC.



June 11, 2003                         By: /s/ Robert van Mourik
                                          -----------------------------------
                                          Robert C.J. van Mourik,
                                          Executive Vice President
                                          Chief Financial Officer

                                 EXHIBIT INDEX

EXHIBIT
NUMBER       DESCRIPTION
-------      -----------

1.           *        Asset Purchase Agreement between AmerAlia, Inc., Natural Soda,
                      Inc (formerly Natural Soda AALA, Inc.), White River Nahcolite
                      Minerals Ltd. Liability Co., and IMC Global, Inc. dated
                      January 9, 2003.

2.           *        Amendment dated February 10, 2003 to the Asset Purchase
                      Agreement (exhibit 1)

3.           +        Closing Agreement dated February 20, 2003, between AmerAlia,
                      Inc., Natural Soda Holdings, Inc. (formerly Natural Soda,
                      Inc.), Sentient Global Resource Fund I, LP and Sentient Global
                      Resource Trust No. 1; Promissory note from Natural Soda
                      Holdings, Inc. (formerly Natural Soda, Inc.) to Sentient
                      Global Resource Fund I, LP and Sentient Global Resource Trust
                      No. 1; and Pledge agreement from Natural Soda Holdings, Inc.
                      (formerly Natural Soda, Inc.) to Sentient Global Resource Fund
                      I, LP and Sentient Global Resource Trust No. 1

4.           **       Financial Statements of White River Nahcolite Minerals,
                      Limited Liability Company Years Ended June 30, 2002 and 2001
                      and Three Months Ended September 30, 2002 and 2001
                      (Unaudited).

5.           **       Unaudited Condensed Combined Pro Forma Financial Statements as
                      of September 30, 2002.

6.           Financial Statements of White River Nahcolite Minerals, Limited
             Liability Company Years Ended June 30, 2002 and 2001 and Six Months
             Ended December 31, 2002 and 2001 (Unaudited).

7.           Unaudited Condensed Combined Pro Forma Financial Statements as of
             December 31, 2002.

* Incorporated by reference from Exhibit #1 to AmerAlia's quarterly report on Form 10-QSB for the quarter ended December 31, 2002.

**           Incorporated by reference from Exhibits #4 and #5 to AmerAlia's report on Form 8-K/A-1 reporting an event of February 20, 2003.

+            Filed with the original filing on Form 8-K.